UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   April 27, 2009


                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       000-50052                 06-1393745
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                 60015
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      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)


   |_| Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Cosi, Inc. (the "Company") has postponed the date of its annual meeting of stockholders, which was originally scheduled for May 18, 2009. The Company's 2009 Annual Meeting of Stockholders has been rescheduled for May 27, 2009.


Additional Information

The Company will be filing a definitive proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies for its 2009 annual meeting of stockholders. Stockholders are strongly advised to read the Company's 2009 definitive proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain copies of the Company's 2009 definitive proxy statement and other documents filed by the Company with the SEC in connection with its 2009 annual meeting of stockholders at the SEC's website at www.sec.gov or at the Investor Relations section of the Company's website at www.getcosi.com in the Investor Info section.

                                Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  April 27, 2009

                                            /s/ William E. Koziel
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                                         Name:  William E. Koziel
                                         Title: Chief Financial Officer